STATEMENT OF ADDITIONAL INFORMATION

VAN KAMPEN
SENIOR LOAN FUND

Van Kampen Senior Loan Fund’s (the “Fund”) investment objective is to provide a high level of current income, consistent with preservation of capital.

The Fund is organized as a diversified, closed-end management investment company.

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus for the Fund dated November 28, 2008. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing Class A, Class B Shares or Class C Shares (collectively with the Fund’s Class IB Shares and Class IC Shares, which are not continuously offered, the “Shares”) of the Fund. Investors should obtain and read the Prospectus prior to purchasing Shares. The Prospectus, the Statement of Additional Information and the Fund’s Annual and Semiannual Reports may be obtained without charge from our web site at www.vankampen.com or any of these materials may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza - Suite 100, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424. This Statement of Additional Information incorporates by reference the entire Prospectus.

TABLE OF CONTENTS

Page

General Information	B-2
Investment Objective, Investment Strategies and Risks	B-2
Investment Restrictions	B-3
Trustees and Officers	B-5
Investment Advisory Agreement	B-12
Fund Management	B-14
Other Agreements	B-16
Distribution and Service	B-16
Portfolio Transactions and Brokerage Allocation	B-18
Shareholder Services	B-20
Net Asset Value	B-21
Early Withdrawal Charge — Class A	B-22
Waiver of Early Withdrawal Charges	B-22
Taxation	B-23
Other Information	B-28
Financial Statements	B-28
Appendix A — Description of Securities Ratings	A-1
Appendix B — Proxy Voting Policy and Procedures	B-1

The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, DC (the “SEC”). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s office at no charge.

This Statement of Additional Information is dated November 28, 2008.

SLF SAI 11/08

GENERAL INFORMATION

As of November 4, 2008, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares, Class C Shares, Class IB Shares or Class IC Shares of the Fund, except as follows:

		Approximate
		Percentage of
	Class	Ownership
Name and Address of Holder	of Shares	on November 4, 2008

Morgan Stanley & Co.*	A	6%
Harborside Financial Center	B	9%
Plaza II 3rd Floor	C	16%
Jersey City, NJ 07311I	IC	24%

MLPF&S for the Sole Benefit of Its Customers*	B	5%
Attn: Fund Administration 97FW6	C	13%
4800 Deer Lake Dr. E, 2nd Floor
Jacksonville, FL 32246-6484

Citigroup Global Markets Inc.*	A	5%
Attn: Cindy Tempesta 7th Fl.	C	8%
333 W. 34th St.	IC	5%
New York, NY 10001-2402

Pershing LLC*	A	11%
1 Pershing Plaza	IB	9%
Jersey City, NJ 07399-0002	B	8%
	C	9%
	IC	7%

First Clearing LLC*	A	12%
Special Custody Acct for the Exclusive Benefit of Customer	IB	11%
10750 Wheat First Drive WS1165	B	31%
Glen Allen, VA 23060-9243	C	13%
	IC	11%

*	Shares held “of record” only.

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES
AND RISKS

The Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund invests primarily in adjustable rate senior loans (“Senior Loans”). Although the Fund’s net asset value will vary, the Fund’s policy of acquiring interests in floating or variable rate Senior Loans should minimize the fluctuations in the Fund’s net asset value as a result of changes in interest rates. The Fund’s net asset value may be affected by changes in borrower credit quality and other factors with respect to Senior Loan interests in which the Fund invests. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective. For further discussion of the characteristics of Senior Loan interests and associated special risk considerations, see “Investment Objective and Principal Investment Strategies” and “Risks” in the Prospectus.

Temporary Defensive Strategies

When market conditions dictate a more defensive investment strategy as described in the Fund’s prospectus, the Fund may deviate temporarily from fundamental and non-fundamental investment policies without a shareholder vote or without prior contemporaneous notification to shareholders during exigent situations.

INVESTMENT RESTRICTIONS

The Fund’s investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority (defined as the lesser of (i) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at such meeting, or (ii) more than 50% of the outstanding voting securities) of the Fund’s outstanding Shares. All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on the issuance of senior securities, the percentage limitations apply at the time of purchase and on an ongoing basis. In accordance with the foregoing, the Fund may not:

1.	Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund’s assets, the Fund may invest up to 25% of its assets in the securities of any one issuer. For purposes of this restriction, the term issuer includes both the Borrower under a Loan Agreement and the Lender selling a Participation to the Fund together with any other persons interpositioned between such Lender and the Fund with respect to a Participation.

2.	Purchase any security if, as a result of such purchase, more than 25% of the Fund’s total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for purposes of this restriction); provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

3.	Issue senior securities nor borrow money, except that the Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules or regulations promulgated by the Commission under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

4.	Make loans of money or property to any person, except for obtaining interests in Senior Loans in accordance with its investment objective, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements.

5.	Buy any security “on margin.” Neither the deposit of initial or variation margin in connection with hedging transactions nor short-term credits as may be necessary for the clearance of such transactions is considered the purchase of a security on margin.

6.	Sell any security “short,” write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except to the extent that the hedging transactions in which the Fund may engage would be deemed to be any of the foregoing transactions.

7.	Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of or granting of interests in Senior Loans or other securities acquired by the Fund.

8.	Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under Loan Agreements would be deemed to constitute such control or participation.

9.	Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisitions. The Fund will rely on representations of Borrowers in Loan Agreements in determining whether such Borrowers are investment companies.

10.	Buy or sell oil, gas or other mineral leases, rights or royalty contracts except pursuant to the exercise by the Fund of its rights under Loan Agreements. In addition, the Fund may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

11.	Purchase or sell real estate, commodities or commodities contracts except pursuant to the exercise by the Fund of its rights under Loan Agreements, except to the extent the interests in Senior Loans the Fund may invest in are considered to be interests in real estate, commodities or commodities contracts and except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.

12.	Notwithstanding the investment policies and restrictions of the Fund, upon approval of the Board of Trustees, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund.

The latter part of one of the Fund’s fundamental investment restrictions (i.e., the reference to “to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the Commission under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act”) provides the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in the restriction provides the necessary flexibility to allow the Fund’s Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

Non-Fundamental Policies

For purposes of investment restriction number 2, the Fund has adopted supplementally a more restrictive non-fundamental investment policy that in effect changes the phrase “more than 25%” to “25% or more.” For purposes of investment restriction number 2 and the supplement just described, the Fund will consider all relevant factors in determining whether to treat the Lender selling a Participation and any persons interpositioned between such Lender and the Fund as an issuer, including: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund’s custodian); the credit quality of such Lender or interpositioned person; general economic conditions applicable to such Lender or interpositioned person; and other factors relating to the degree of credit risk, if any, of such Lender or interpositioned person incurred by the Fund.

The Fund has adopted additional fundamental policies in relation to its repurchase offers, which similarly cannot be changed without the approval of the holders of a majority of the Fund’s outstanding Shares. A description of these policies is provided in the Fund’s Prospectus under the heading “Repurchase of Shares.”

The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund’s investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that the annual portfolio turnover rate of the Fund will not be in excess of 100%. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders.

Fund Structure. The Fund’s fundamental investment policies and restrictions give the Fund the flexibility to pursue its investment objective through a fund structure commonly known as a “master-feeder” structure. If the Fund converts to a master-feeder structure, the existing shareholders of the Fund would continue to hold their Shares of the Fund and the Fund would become a feeder-fund of the master-fund. The value of a shareholder’s Shares would be the same immediately after any conversion as the value immediately before such conversion. Use of this master-feeder structure potentially would result in increased assets invested among the collective investment vehicle of which the Fund would be a part, thus allowing operating expenses to be spread over a larger asset base, potentially achieving economies of scale. Any such conversion to a master-feeder structure would be effected by the Board of Trustees without a shareholder vote. In such case, the Fund would inform shareholders of this conversion by supplementing the Fund’s Prospectus. The Fund’s Board of Trustees presently does not intend to effect any conversion of the Fund to a master-feeder structure.

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. (“Van Kampen Investments”), Van Kampen Asset Management (the “Adviser”), Van Kampen Funds Inc. (the “Distributor”), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. (“Investor Services”). The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees

Number of
Funds in
		Term of		Fund
		Office and		Complex
	Position(s)	Length of		Overseen
Name, Age and Address	Held with	Time	Principal Occupation(s)	by	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 1988	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2006	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 1988	President of CAC, LLC, a private company offering capital investment and management advisory services.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

				Number of
				Funds in
		Term of		Fund
		Office and		Complex
	Position(s)	Length of		Overseen
Name, Age and Address	Held with	Time	Principal Occupation(s)	by	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	Trustee	Held by Trustee

Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2006	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (56) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2006	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 1992	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson (72) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2006	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 1994	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Number of
Funds in
		Term of		Fund
		Office and		Complex
	Position(s)	Length of		Overseen
Name, Age and Address	Held with	Time	Principal Occupation(s)	by	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (66) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2006	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Interested Trustee*

Number of
Funds in
		Term of		Fund
		Office and		Complex
	Position(s)	Length of		Overseen
Name, Age and Address	Held with	Time	Principal Occupation(s)	by	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	Trustee	Held by Trustee

Wayne W. Whalen (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1988	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Officers

Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood, III (52) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of Van Kampen Investments Inc., the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of the Distributor and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and the Distributor from March 2004 to January 2005.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Chief Operating Officer of the Fixed Income portion of Morgan Stanley Investment Management Inc. since May 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007. Assistant Vice President municipal portfolio manager at Merrill Lynch from March 1985 to October 1991.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director and General Counsel — U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang Yu (41) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments. Prior to August 2004, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Compensation

Each trustee/director/managing general partner (hereinafter referred to in this section as “trustee”) who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a “Non-Affiliated Trustee”) is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows such trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee’s retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

Compensation Table

		Fund Complex
	Aggregate	Estimated Aggregate	Aggregate Estimated
	Compensation	Pension or	Maximum Annual	Total Compensation
	before	Retirement Benefits	Benefits from the	before Deferral
	Deferral from	Accrued As Part	Fund Complex	from Fund
Name	the Fund(1)	of Expenses(2)	Upon Retirement(3)	Complex(4)

Independent Trustees
David C. Arch	$5,717	$35,484	$105,000	$208,601
Jerry D. Choate	5,255	98,609	105,000	191,268
Rod Dammeyer	5,717	69,017	105,000	208,601
Linda Hutton Heagy	5,717	27,389	105,000	208,601
R. Craig Kennedy	5,717	19,200	105,000	208,601
Howard J Kerr	5,717	146,670	149,395	208,601
Jack E. Nelson	5,717	121,944	105,000	208,601
Hugo F. Sonnenschein	5,717	69,608	105,000	208,601
Suzanne H. Woolsey	5,717	62,697	105,000	208,601
Interested Trustee
Wayne W. Whalen	5,717	72,695	105,000	208,601

(1)	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund’s fiscal year ended July 31, 2008 before deferral by the Trustees under the deferred compensation plan. The following trustees deferred compensation from the Fund during the fiscal year ended July 31, 2008: Mr. Choate, $5,255; Mr. Dammeyer, $5,717; Ms. Heagy, $5,717; Mr. Kennedy, $2,859; Mr. Nelson, $5,717; Mr. Sonnenschein, $5,717; and Mr. Whalen, $5,717. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of the Fund’s fiscal year ended July 31, 2008 is as follows: Mr. Choate, $10,736; Mr. Dammeyer, $315,158; Ms. Heagy, $10,296; Mr. Kennedy, $5,369; Mr. Kerr, $66,873; Mr. Nelson, $11,502; Mr. Sonnenschein, $371,352; and Mr. Whalen, $388,486. The deferred compensation plan is described above the Compensation Table.

(2)	The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds’ respective fiscal years ended in 2007. The retirement plan is described above the Compensation Table.

(3)	For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such trustee’s anticipated retirement. The retirement plan is described above the Compensation Table.

(4)	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2007 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Board Committees

The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of “Independent Trustees”, which is defined for purposes herein as trustees who: (1) are not “interested persons” of the Fund as defined by the 1940 Act and (2) are “independent” of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

The Board’s audit committee consists of Jerry D. Choate, Rod Dammeyer and R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund’s independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund’s annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund’s financial statements, accounting records or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee’s responsibilities. The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of the Fund that the Fund’s audited financial statements be included in the Fund’s annual report to shareholders for the most recent fiscal year for filing with the SEC.

The Board’s brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund’s allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

The Board’s governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

During the Fund’s last fiscal year, the Board of Trustees held 13 meetings. During the Fund’s last fiscal year, the audit committee of the Board held 4 meetings, the brokerage and services committee of the Board held 4 meetings and the governance committee of the Board held 4 meetings.

Shareholder Communications

Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Share Ownership

Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2007, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund beneficially owned equity securities of the Fund and all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

2007 Trustee Beneficial Ownership of Securities

Independent Trustees

Trustees
	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey
Dollar range of equity securities in the Fund	$1- $10,000	none	none	none	none	none	none	none	none

Aggregate dollar range of equity securities in all registered investment companies overseen by trustee in the Fund Complex	over $100,000	$10,001- $50,000	over $100,000	$50,001- $100,000	over $100,000	$10,001- $50,000	$1- $10,000	$50,001- $100,000	over $100,000

Interested Trustee

Trustee
Whalen
Dollar range of equity securities in the Fund	$10,001-$50,000
Aggregate dollar range of equity securities in all registered investment companies overseen by trustee in the Fund Complex	over $100,000

Including deferred compensation balances (which are amounts deferred and thus retained by the Fund as described in the Compensation Table), as of December 31, 2007, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund had in the aggregate, combining beneficially owned equity securities and deferred compensation of the Fund and of all of the funds in the Fund Complex overseen by the trustee, the dollar range amounts specified below.

2007 Trustee Beneficial Ownership and Deferred Compensation

Independent Trustees

Trustees
	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey
Dollar range of equity securities and deferred compensation in the Fund	$1- $10,000	over $100,000	none	none	none	none	none	none	none

Aggregate dollar range of equity securities and deferred compensation in all registered investment companies overseen by trustee in the Fund Complex	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

Interested Trustee

Trustee
Whalen
Dollar range of equity securities and deferred compensation in the Fund	$10,001-$50,000

Aggregate dollar range of equity securities and deferred compensation in all registered investment companies overseen by trustee in the Fund Complex	over $100,000

As of November 4, 2008, trustees and officers of the Fund as a group owned less than 1% of the Shares.

Code of Ethics

The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the “Code of Ethics”) that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel. The Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-202-551-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site www.sec.gov; or, upon payment of copying fees, by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

INVESTMENT ADVISORY AGREEMENT

The Fund’s investment adviser is Van Kampen Asset Management. From the Fund’s inception until November 30, 2003, the Fund’s investment adviser was Van Kampen Investment Advisory Corp. As of November 30, 2003, Van Kampen Investment Advisory Corp. was merged into its affiliate, Van Kampen Asset Management. As used herein, the term “Adviser” includes Van Kampen Asset Management, as successor adviser, and Van Kampen Investment Advisory Corp., as predecessor adviser. The Adviser is a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley. The Adviser’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

The Fund and the Adviser are parties to an investment advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund’s assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund’s investment objective. The Adviser also furnishes offices, necessary facilities and equipment, renders periodic reports to the Fund’s Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement. The Adviser may in its sole discretion from time to time waive all or a portion of the advisory fee or reimburse the Fund for all or a portion of its other expenses.

Advisory Fees

	Fiscal Year Ended July 31,
	2008	2007	2006

The Adviser received the approximate advisory fees of	$17,520,500	$17,669,200	$17,347,400

Litigation Involving the Adviser

The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. In October 2006, pursuant to an order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the federal district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In July 2007, the district court granted plaintiff’s motion to remand the case back to Illinois state court. The Illinois state court denied defendants’ motion to dismiss the complaint in May 2008. Defendants are seeking an interlocutory appeal of that ruling. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.

The Fund is one of numerous defendants (the “Lenders”) that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida. The action was filed on July 15, 2008, by the Official Committee of Unsecured Creditors of home building companies to which the Lenders loaned money through credit agreements. Plaintiff alleges that monies used to repay the Lenders should be avoided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were allegedly forced to become co-borrowers and guarantors of the monies used to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value when they transferred the proceeds to repay the Lenders. Plaintiff seeks to avoid the transfers and other equitable relief. The Lenders moved to dismiss the complaint, and subsequently Plaintiff filed an Amended Complaint alleging additional claims against the Lenders. The Lenders filed a motion to dismiss the Amended Complaint on November 4, 2008. Oral argument on the motion to dismiss is scheduled for December 4, 2008.

The Amended Complaint named the Fund and other similarly situated lenders as defendants in connection with their positions in a separate loan identified as the First Lien Term Loan (the “First Lien Lenders”). The allegations asserted against the First Lien Lenders are similar to those asserted against the Lenders, which are that subsidiaries of the home building companies were forced to incur an obligation to repay the First Lien Lenders but did not receive fair consideration or reasonably equivalent value for that obligation. Plaintiff seeks to avoid any payments made to the First Lien Lenders and other equitable relief. The First Lien Lenders will move to dismiss or answer the Amended Complaint by December 24, 2008.

The Administrator

The Distributor, an affiliate of the Adviser, serves as the Fund’s administrator (in such capacity, the “Administrator”).

The Fund pays all expenses incurred in the operation of the Fund including, but not limited to, direct charges relating to the purchase and sale of financial instruments in its portfolio, interest charges, service fees, distribution fees, fees and expenses of legal counsel and the Fund’s independent registered public accounting firm, taxes and governmental fees, expenses (including clerical expenses) of issuance, sale or repurchase of any of the Fund’s portfolio holdings, expenses in connection with the Fund’s dividend reinvestments, membership fees in trade associations, expenses of registering and qualifying the Shares of the Fund for sale under federal and state securities laws, expenses of printing and distributing reports, notices and proxy materials to existing holders of Shares, expenses of filing reports and other documents filed with governmental agencies, expenses of annual and special meetings of holders of Shares, fees and disbursements of the transfer agents, custodians and sub-custodians, expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of trustees of the Fund who are not affiliated with the Adviser, insurance premiums, indemnification and other expenses not expressly provided for in the Advisory Agreement or the Administration Agreement and any extraordinary expenses of a nonrecurring nature.

Administration Fees

	Fiscal Year Ended July 31,
	2008	2007	2006

The Administrator received the approximate administrative fees of	$5,119,900	$5,165,600	$5,067,400

FUND MANAGEMENT

Other Accounts Managed by the Portfolio Managers

As of July 31, 2008, Philip Yarrow managed three registered investment companies with a total of approximately $4.2 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

As of July 31, 2008, Gerard Fogarty managed three registered investment companies with a total of approximately $4.2 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

As of July 31, 2008, Jeffrey Scott managed three registered investment companies with a total of approximately $4.2 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The portfolio managers of the Fund do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

Base salary compensation.  Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation.  In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Bonus;

•	Morgan Stanley’s Long-Term Incentive Compensation Program awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;

•	Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu;

•	Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Fund, the Fund’s investment performance is measured against appropriate rankings or ratings prepared by Morningstar Inc. or similar independent services which monitor Fund performance. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds’/accounts’ disclosure materials and guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in “Other Accounts Managed by the Portfolio Managers” above. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio manager is a member.

Securities Ownership of Portfolio Managers

As of July 31, 2008, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Phillip Yarrow — $50,001-$100,000;

Gerard Fogarty — $1-$10,000;

Jeffrey Scott — $1-$10,000.

OTHER AGREEMENTS

Legal Services Agreement

The Fund and certain other Van Kampen funds advised by the Adviser or its affiliates have entered into a Legal Services Agreement pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the funds’ minute books and records, preparation and oversight of the funds’ regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Adviser or its affiliates, half of such costs are allocated equally to each fund and the remaining half of such costs are allocated among funds based on the type of fund and the relative net assets of the fund.

Chief Compliance Officer Employment Agreement

The Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of the Fund and other Van Kampen funds. The Fund’s Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Fund and other Van Kampen funds. The Fund reimburses Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

Fund Payments Pursuant to These Agreements

	Fiscal Year Ended July 31,
	2008	2007	2006

Pursuant to these agreements, Morgan Stanley or its affiliates have received from the Fund approximately	$131,600	$127,800	$230,600

DISTRIBUTION AND SERVICE

The Fund has adopted a distribution plan (the “Distribution Plan”) with respect to each of its Class A Shares, Class B Shares and Class C Shares and in so doing has agreed to comply with Rule 12b-1 under the 1940 Act as if the Fund were an open-end investment company. The Fund also adopted a service plan (the “Service Plan”) with respect to each of its Class A Shares, Class B Shares, Class C Shares and Class IC Shares. There is no Distribution Plan or Service Plan for the Class IB Shares and no Distribution Plan for Class IC Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the “Plans.” A portion of the fees under the Plans applicable to Class A Shares, Class B Shares, Class C Shares and Class IC Shares are currently being waived by the Distributor as discussed in the Prospectus. The Plans provide that the Fund may spend a portion of the Fund’s average daily net assets attributable to each such class of Shares in connection with the distribution of the respective class of Shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund’s Shares, sub-agreements between the Distributor and members of FINRA who are acting as securities dealers and FINRA members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, “Selling Agreements”) that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and repurchase transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell Shares of the Fund are referred to herein as “financial intermediaries.”

Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

The Distributor must submit quarterly reports to the Fund’s Board of Trustees setting forth separately by class of Shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the trustees, and also by a vote of the disinterested trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of Shares without approval by a vote of a majority of the outstanding voting Shares of such class, and all material amendments to either of the Plans must be approved by the trustees and also by the disinterested trustees. Each of the Plans may be terminated with respect to any class of Shares at any time by a vote of a majority of the disinterested trustees or by a vote of a majority of the outstanding voting Shares of such class.

For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor’s actual expenses incurred during such year less any early withdrawal charges it received during such year (the “actual net expenses”) or (ii) the distribution and service fees at the rates specified in the Prospectus applicable to that class of shares (the “plan fees”). Therefore, to the extent the Distributor’s actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor’s actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor’s actual net expenses incurred during such year for such class of Shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of Shares or (ii) the applicable plan fees for such class of Shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or early withdrawal charges in future years.

Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such Share. In such circumstances, a shareholder of a Share may be deemed to incur expenses attributable to other shareholders of such class.

As of July 31, 2008, there were approximately $596,700 and $2,707,500 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing in each case approximately 2.02% and 0.80% of the Fund’s net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through early withdrawal charges.

For the fiscal year ended July 31, 2008, the Fund’s aggregate expenses paid under the Plans for Class A Shares were $0 or 0% of the Class A Shares’ average daily net assets due to fee waivers by the Distributor. For the fiscal year ended July 31, 2008, the Fund’s aggregate expenses paid under the Plans for Class B Shares were $275,317 or 0.75% of the Class B Shares’ average daily net assets due to fee waivers by the Distributor. Such expenses were paid for the following reasons: $275,317 for commissions and transaction fees paid to the Distributor and/or financial intermediaries in respect of sales of Class B Shares of the Fund and $0 for fees paid to the Distributor and/or financial intermediaries for servicing Class B Shareholders and administering the Class B Share Plans. For the fiscal year ended July 31, 2008, the Fund’s aggregate expenses paid under the Plans for Class C Shares were $3,457,083 or 0.75% of the Class C Shares’ average daily net assets due to fee waivers by the Distributor. Such expenses were paid for the following reasons: $3,457,083 for commissions and transaction fees paid to the Distributor and/or financial intermediaries in respect of sales of Class C Shares of the Fund and $0 for fees paid to the Distributor and/or financial intermediaries for servicing Class C Shareholders and administering the Class C Share Plans. For the fiscal year ended July 31, 2008, the Fund’s aggregate expenses paid under the Service Plan for Class IC Shares were $0 or 0% of the Class IC Shares’ average daily net assets.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

With respect to interests in Senior Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Adviser will negotiate on behalf of the Fund, although a more developed market may exist for certain Senior Loans. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the Lender selling Participations or Assignments to the Fund. The Adviser will determine the Lenders from whom the Fund will purchase Assignments and Participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. The illiquidity of many Senior Loans may restrict the ability of the Adviser to locate in a timely manner persons willing to purchase the Fund’s interests in Senior Loans at a fair price should the Fund desire to sell such interests. See “Risks” in the Prospectus. Affiliates of the Adviser may participate in the primary and secondary market for Senior Loans. Because of certain limitations imposed by the 1940 Act, this may restrict the Fund’s ability to acquire some Senior Loans. The Adviser does not believe that this will have a material effect on the Fund’s ability to acquire Senior Loans consistent with its investment policies.

The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund’s portfolio business, the policies and practices in this regard are subject to review by the Fund’s Board of Trustees.

The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm’s reliability, integrity and financial condition and the firm’s execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. In selecting among firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. In certain instances, the Adviser may instruct certain broker-dealers to pay for research services provided by executing brokers or third party research providers, which are selected independently by the Adviser. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser’s receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

When a particular item (such as proxy services) has both research and non-research related uses, the Adviser will make a reasonable allocation of the cost of the item between the research and non-research uses and may pay for the portion of the cost allocated to research uses with commissions. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts and/or accounts managed by its affiliates that are registered investment advisers; not all of such services may be used by the Adviser in connection with the Fund. To the extent that the Adviser receives these services from broker-dealers, it will not have to pay for these services itself.

The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms (and futures commission merchants) affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund’s Shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

Certain broker-dealers (and futures commission merchants), through which the Fund may effect securities (or futures) transactions, are affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Fund’s Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities or instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

Unless otherwise described below, the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Fund paid the following commissions to brokers during the fiscal years shown:

		Affiliated Brokers
Commissions Paid:	All Brokers	Morgan Stanley & Co.

Fiscal year ended July 31, 2008	$0	$0
Fiscal year ended July 31, 2007	$98,381	$0
Fiscal year ended July 31, 2006	$13,332	$0

Fiscal Year 2008 Percentages:
Commissions with affiliate to total commissions		0%
Value of brokerage transactions with affiliate to total transactions		0%

During the fiscal year ended July 31, 2008, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.

SHAREHOLDER SERVICES

The Fund offers a number of shareholder services designed to facilitate investment in its Shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund’s Prospectus captioned “Shareholder Services.”

Reinvestment Plan

A convenient way for investors to accumulate additional Shares is by reinvesting dividends and capital gain dividends in Shares of the Fund. Such Shares are acquired at net asset value per Share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, with respect to Class A Shares, Class B Shares and Class C Shares, the reinvestment plan (the “Plan”) is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424. With respect to Class IC Shares and Class IB Shares, previous instructions regarding reinvestment of dividends and capital gain dividends will continue to apply until such shareholder changes his or her instruction. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund (as defined in the Prospectus) at the next determined net asset value.

The agent for shareholders in administering the Plan maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares will be held in non-certificated form in the name of the participant, and each shareholder’s proxy will include those Shares purchased pursuant to the Plan. Any fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the agent for shareholders administering the Plan by at least 90 days written notice to all shareholders of the Fund.

A shareholder may withdraw from the Plan at any time by contacting Investor Services at the address or telephone number set forth below. There is no penalty for non-participation in or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections should be directed to Investor Services and should include the name of the Fund and the shareholder’s name and address as registered. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by Investor Services. When a participant withdraws from the Plan or upon termination of the Plan as provided above, whole Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account. All correspondence concerning the dividend reinvestment plan should be directed to the Van Kampen Investor Services Inc., P.O. Box 219286, Kansas City, Missouri 64121-9286. Please call 1-800-847-2424 between the hours of 7:00 a.m. and 7:00 p.m. Central time if you have questions regarding the Plan.

Retirement Plans

Eligible investors may establish individual retirement accounts (“IRAs”); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

Dividend Diversification

A Class A Shareholder, Class B Shareholder or Class C Shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on such class of Shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. A Class IB or Class IC Shareholder may elect (or may modify a prior election), by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on such class of Shares of the Fund invested into Class A Shares of any of the Participating Funds (other than the Fund) so long as the investor has a pre-existing account for such class of shares of the other fund. A Class IB or Class IC Shareholder who prior to February 18, 2005 elected to utilize dividend diversification with respect to former Class B Shares (now Class IB Shares) or former Class C Shares (now Class IC Shares) of the Fund will have all dividends and capital gain dividends paid on such class of Shares of the Fund invested into the class of shares of the Participating Fund previously designated by such shareholder, unless such shareholder changes his or her election (the method of which is described above). Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be of the same type of retirement plan (e.g., IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

Reinstatement Privilege

A Class A Shareholder, Class B Shareholder, Class IB Shareholder or Class IC Shareholder who has tendered for repurchase Shares of the Fund may reinstate any portion or all of the net proceeds of such repurchase (and may include that amount necessary to acquire a fractional Share to round off his or her purchase to the next full Share) in Class A Shares of any Participating Fund. A Class C Shareholder who has tendered for repurchase Shares of the Fund may reinstate any portion or all of the net proceeds of such repurchase (and may include that amount necessary to acquire a fractional Share to round off his or her purchase to the next full Share) in Class C Shares of any Participating Fund with credit given for any early withdrawal charge paid on the amount of shares reinstated from such repurchase, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the repurchased Shares for purposes of applying the early withdrawal charge (if any) to subsequent repurchases. Reinstatements are made at the net asset value per Share (without a sales charge or early withdrawal charge) next determined after the order is received, which must be made within 180 days after the date of the repurchase, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a repurchase of Shares of the Fund are available for sale. Reinstatement at net asset value per Share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that Shares of the Participating Fund are available for sale. Any gain or loss realized by the shareholder upon repurchase of Shares is a taxable event regardless of whether the shareholder reinstates all or any portion of the net proceeds of the repurchase. Any such loss may be disallowed, to the extent of the reinstatement, under the so-called “wash sale” rules if the reinstatement occurs within 30 days after such repurchase. In that event, the shareholder’s tax basis in the Shares acquired pursuant to the reinstatement will be increased by the amount of the disallowed loss, and the shareholder’s holding period for such Shares will include the holding period for the repurchased shares.

NET ASSET VALUE

The net asset value per share of the Fund’s shares is determined by calculating the total value of the Fund’s assets, deducting its total liabilities, and dividing the result by the number of Shares outstanding.

Senior Loans will be valued by the Fund following valuation guidelines established and periodically reviewed by the Fund’s Board of Trustees. Under the valuation guidelines, Senior Loans and securities for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes and all other Senior Loans, securities and assets of the Fund are valued at fair value in good faith following procedures established by the Board of Trustees.

Short-term obligations held by the Fund that mature in 60 days or less are valued at amortized cost, if their original term to maturity when acquired by the Fund was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Fund was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest.

EARLY WITHDRAWAL CHARGE — CLASS A

As described in the Fund’s Prospectus under “Purchase of Shares — Class A Shares,” there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but an early withdrawal charge (“EWC – Class A”) may be imposed on certain repurchases made within eighteen months of purchase. For purposes of the EWC – Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to an EWC – Class A rather than a front-end load sales charge. In determining whether an EWC – Class A is payable, it is assumed that Shares being repurchased first are any Shares in the shareholder’s account not subject to an EWC – Class A followed by Shares held the longest in the shareholder’s account. The EWC – Class A is assessed on an amount equal to the lesser of the then current market value or the cost of the Shares being repurchased. Accordingly, no EWC – Class A is imposed on increases in net asset value above the initial purchase price. In addition, no EWC – Class A is assessed on Shares derived from reinvestment of dividends or capital gain dividends.

WAIVER OF EARLY WITHDRAWAL CHARGES

As described in the Fund’s Prospectus under “Repurchase of Shares,” repurchases of Class B Shares and Class C Shares will be subject to an early withdrawal charge (“EWC – Class B and C”). The EWC – Class A (defined above) and EWC – Class B and C are waived on repurchases in the circumstances described below:

Repurchase Upon Death or Disability

The Fund will waive the EWC – Class A and the EWC – Class B and C on repurchases following the death or disability of a Class A Shareholder, a Class B Shareholder or a Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”), which in pertinent part defines a person as disabled if such person “is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.” While the Fund does not specifically adopt the balance of the Code’s definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the EWC – Class A or the EWC – Class B and C.

In cases of death or disability, the EWC – Class A and the EWC – Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the Shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the repurchase is made within one year of the death or initial determination of disability. This waiver of the EWC – Class A and the EWC – Class B and C applies to a total or partial repurchase, but only to a repurchase of Shares held at the time of the death or initial determination of disability.

Repurchase in Connection with Certain Distributions from Retirement Plans

The Fund will waive the EWC – Class A and the EWC – Class B and C when a total or partial repurchase is made in connection with certain distributions from retirement plans. The EWC – Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will “tack” the period for which the original Shares were held on to the holding period of the Shares acquired in the transfer or rollover for purposes of determining what, if any, EWC – Class A or EWC – Class B and C is applicable in the event that such acquired Shares are repurchased following the transfer or rollover. The EWC – Class A and the EWC – Class B and C also will be waived on any repurchase which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2) or the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2). In addition, the EWC – Class A and the EWC – Class B and C will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

The Fund does not intend to waive the EWC – Class A or the EWC – Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

No Initial Commission or Transaction Fee

The Fund will waive the EWC – Class A in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class A Shares. The Fund will waive the EWC – Class B and C in certain 401(k) plans in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class B Shares and Class C Shares.

TAXATION

Taxation of the Fund

The following discussion and the taxation discussion in the Prospectus are summaries of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussions reflect applicable U.S. federal income tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. These discussions assume that the Fund’s shareholders hold their Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal income tax considerations, or any state, local or foreign tax considerations affecting the Fund and its shareholders, and the discussions set forth herein and in the Prospectus do not constitute tax advice. Shareholders are urged to consult their own tax advisers regarding the U.S. federal, state, local and foreign income and other tax consequences of an investment in the Fund and any proposed tax law changes.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay U.S. federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to U.S. federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends. As a Massachusetts business trust, the Fund will not be subject to any excise or income taxes in Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes.

To avoid a nondeductible 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to U.S. federal income tax in the hands of, the Fund will be treated as having been distributed.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

Some of the Fund’s investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and/or (vii) produce income that will not qualify as good income for purposes of the annual gross income requirement that the Fund must meet to be treated as a regulated investment company. The Fund intends to monitor its transactions and may make certain tax elections or take other actions to mitigate the effect of these provisions and prevent disqualification of the Fund as a regulated investment company.

Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund generally will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to either borrow money or dispose of securities that it would otherwise have continued to hold.

Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

As discussed under the heading “Risks — Borrower Credit Risk” in the Prospectus, the Fund may acquire Senior Loans of Borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans of Borrowers that have filed for bankruptcy protection. Investments in Senior Loans that are at risk of or in default may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, in the event that they arise with respect to Senior Loans it owns, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Distributions to Shareholders

Distributions of the Fund’s investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Shares. Distributions of the Fund’s net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time Shares have been held by such shareholders. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder.

Current law provides for reduced U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to “qualified dividend income” received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in Senior Loans and other senior debt securities, ordinary income dividends paid by the Fund generally will not be eligible for the reduced rates applicable to “qualified dividend income.” To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see “Capital Gains Rates” below. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Shareholders receiving distributions in the form of additional Shares issued by the Fund will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the Shares received, determined as of the distribution date. The tax basis of such Shares will equal their fair market value on the distribution date.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

Sale of Shares

The sale of Shares (including transfers in connection with a repurchase of Shares) may be a taxable transaction for U.S. federal income tax purposes. Except as discussed below, selling shareholders will generally recognize a capital gain or capital loss in an amount equal to the difference between their adjusted tax basis in the Shares sold and the amount received. For a summary of the maximum tax rates applicable to capital gains, see “Capital Gains Rates” below. Any loss recognized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

The sale of Shares pursuant to a repurchase offer will be a taxable transaction for U.S. federal income tax purposes, either as a “sale or exchange” or, under certain circumstances, as a “dividend.” Under Section 302(b) of the Code, a sale of Shares pursuant to a repurchase offer generally will be treated as a sale or exchange if the receipt of cash by the shareholder: (a) results in a “complete redemption” of the shareholder’s interest in the Fund, (b) is “substantially disproportionate” with respect to the shareholder or (c) is “not essentially equivalent to a dividend” with respect to the shareholder. In determining whether any of these tests has been met, Shares actually owned, as well as Shares considered to be owned by the shareholder by reason of certain constructive ownership rules set forth in Section 318 of the Code, generally must be taken into account. If any of these three tests for sale or exchange treatment is met, a shareholder will recognize capital gain or capital loss equal to the difference between the amount of cash received by the shareholder pursuant to the repurchase offer and the tax basis of the Shares sold.

If none of the tests set forth in Section 302(b) of the Code is met, amounts received by a shareholder who sells Shares pursuant to the repurchase offer will be taxable to the shareholder as a “dividend” to the extent of such shareholder’s allocable share of the Fund’s current or accumulated earnings and profits. No part of such a dividend would constitute “qualified dividend income” eligible for favorable U.S. federal income tax rates. The excess of such amounts received over the portion that is taxable as a dividend would constitute a non-taxable return of capital (to the extent of the shareholder’s tax basis in the Shares sold pursuant to the repurchase offer). Any amounts in excess of the shareholder’s tax basis would constitute taxable gain. Thus, a shareholder’s tax basis in the Shares sold will not reduce the amount of the dividend. Any remaining tax basis in the Shares tendered to the Fund will be transferred to any remaining Shares held by such shareholder. In addition, if a tender of Shares is treated as a dividend to a tendering shareholder, a constructive dividend under Section 305(c) of the Code may result to a non-tendering shareholder whose proportionate interest in the earnings and assets of the Fund has been increased by such tender. The Fund believes, however, that the nature of the repurchase will be such that a tendering shareholder will qualify for sale or exchange treatment (as opposed to dividend treatment).

Capital Gains Rates

Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010). The maximum long-term capital gains rate for corporations is 35%.

Withholding on Payments to Non-U.S. Shareholders

For purposes of this and the following paragraphs, a “Non-U.S. Shareholder” shall include any shareholder who is not:

•	an individual who is a citizen or resident of the United States;

•	a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends, interest-related dividends and short-term capital gain dividends) that are not “effectively connected” with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed Internal Revenue Service (“IRS”) Form W-8BEN certifying the shareholder’s non-United States status.

Under current law, the Fund may pay “interest-related dividends” and “short-term capital gain dividends” to Non-U.S. Shareholders without having to withhold on such dividends at the 30% rate. The amount of “interest-related dividends” that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund’s expenses properly allocable to such interest income. “Qualified interest income” includes, among other items, interest paid on debt obligations of a U.S. issuer and interest paid on deposits with U.S. banks, subject to certain exceptions. The amount of “short-term capital gain dividends” that the Fund may pay each year generally is limited to the excess of the Fund’s net short-term capital gains over its net long-term capital losses, without any reduction for the Fund’s expenses allocable to such gains (with exceptions for certain gains). The exemption from 30%

withholding tax for “short-term capital gain dividends” does not apply with respect to Non-U.S. Shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund’s income for a taxable year includes “qualified interest income” or net short-term capital gains, the Fund may designate dividends as “interest-related dividends” or “short-term capital gain dividends” by written notice mailed to Non-U.S. Shareholders not later than 60 days after the close of the Fund’s taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund’s taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to its taxable years beginning after December 31, 2009.

Non-effectively connected capital gain dividends and gains realized from the sale of Shares generally will not be subject to U.S. federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and gross proceeds paid to them upon the sale of their Shares. See “Backup Withholding” and “Information Reporting” below.

If income from the Fund or gains realized from the sale of Shares are effectively connected with a Non-U.S. Shareholder’s U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from the Fund or gains realized from the sale of Shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder’s U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional “branch profits tax” with respect to income from the Fund that is effectively connected with a U.S. trade or business.

The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds Shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of Shares of the Fund.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax at a rate of 28% (through 2010) (“backup withholding”) from dividends and proceeds from the repurchase of Shares paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number or to certify its non-U.S. status (in the case of a Non-U.S. Shareholder), (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Repurchase proceeds may be subject to backup withholding under the circumstances described in (i) above.

Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under “Withholding on Payments to Non-U.S. Shareholders” are not subject to backup withholding. To avoid backup withholding on capital gain dividends, interest-related dividends, short-term capital gain dividends and gross proceeds from the repurchase of Shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Information Reporting

The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) the amount of dividends, capital gain dividends or repurchase proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such Shareholder the amount of dividends, capital gain dividends interest-related dividends, short-term capital gain dividends and repurchase proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld, if any, with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder’s country of residence.

OTHER INFORMATION

Proxy Voting Policy and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. The Board has delegated the day-to-day responsibility to the Adviser to vote such proxies pursuant to the Board approved Proxy Voting Policy. Attached hereto as Appendix B is the Proxy Voting Policy which is currently in effect as of the date of this Statement of Additional Information.

The Proxy Voting Policy is subject to change over time and investors seeking the most current copy of the Proxy Voting Policy should go to our web site at www.vankampen.com. The Fund’s most recent proxy voting record filed with the SEC is also available without charge on our web site at www.vankampen.com. The Fund’s proxy voting record is also available without charge on the SEC’s web site at www.sec.gov.

Independent Registered Public Accounting Firm

An independent registered public accounting firm for the Fund performs an annual audit of the Fund’s financial statements. The Fund’s Board of Trustees has engaged Deloitte & Touche LLP, located at 111 South Wacker Drive, Chicago, Illinois 60606-4301, to be the Fund’s independent registered public accounting firm.

Legal Counsel

Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom LLP.

FINANCIAL STATEMENTS

The audited financial statements of the Fund are incorporated herein by reference to the Annual Report to shareholders of the Fund dated July 31, 2008. The Annual Report may be obtained by following the instructions on the cover of this Statement of Additional Information. The Annual Report is included as part of the Fund’s filing on Form N-CSR as filed with the SEC on September 29, 2008. The Annual Report may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

APPENDIX A — DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service Inc. — A brief description of the applicable Moody’s Investors Service, Inc. (Moody’s) rating symbols and their meanings (as published by Moody’s) follows:

1. Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

2. Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Standard & Poor’s A brief description of the applicable Standard & Poor’s (S&P) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Rating Definitions

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue rating are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings

S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

APPENDIX B — MORGAN STANLEY INVESTMENT
MANAGEMENT PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Introduction — Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds — collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services — Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

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II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports.

•	General updating/corrective amendments to the charter.

•	Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors

1. Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a. We withhold or vote against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director’s consulting arrangements with the company, or material business relationships between the director’s employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non- independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committees.

c. We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board

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is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

e. We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

f. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2. Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3. Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

6. Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

7. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

8. Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.

9. Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. Changes in legal and capital structure. We generally vote in favor of management proposals for technical and administrative changes to a company’s charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.

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1. We generally support the following:

•	Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

•	Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•	Proposals to authorize share repurchase plans.

•	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Proposals to effect stock splits.

•	Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Proposals for higher dividend payouts.

2. We generally oppose the following (notwithstanding management support):

•	Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•	Proposals to create “blank check” preferred stock.

•	Proposals relating to changes in capitalization by 100% or more.

E. Takeover Defenses and Shareholder Rights

1. Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

F. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring

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auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.

G. Executive and Director Remuneration.

1. We generally support the following proposals:

•	Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3. Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

4. Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations generally will not be supported.

5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of

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senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. Committee Procedures

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

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C. Identification of Material Conflicts of Interest

A potential material conflict of interest could exist in the following situations, among others:

1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3. If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D. Proxy Voting Reporting

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the

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investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

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